UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016 (April 20, 2016)

POWERSHARES DB COMMODITY INDEX TRACKING FUND

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32726	32-6042243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(880) 983-0903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

PowerShares DB Commodity Index Tracking Fund, a Delaware statutory trust (the “Fund”), ALPS Distributors, Inc., a Colorado corporation and a registered broker-dealer under the Securities Exchange Act of 1934, as amended (“ALPS”), and Invesco PowerShares Capital Management LLC, a Delaware limited liability company (“Invesco”) entered into a Distribution Services Agreement, effective February 23, 2015 (the “Distribution Services Agreement”), pursuant to which ALPS provides certain distribution services to the Fund. ALPS also assists Invesco and The Bank of New York Mellon with certain functions and duties relating to distribution and marketing of the Fund, including reviewing and approving marketing materials.

The Distribution Services Agreement contains customary representations and warranties. The Distribution Services Agreement has an initial two-year term which renews automatically for successive one year periods thereafter and is terminable without penalty upon sixty (60) days’ written notice. On April 20, 2016, Invesco provided ALPS with notice of intent to terminate the Distribution Services Agreement effective as of June 20, 2016 (the “Termination Date”). There are no termination penalties to be incurred by the Fund, Invesco or ALPS in connection with the early termination of the Distribution Services Agreement.

Invesco intends to engage Invesco Distributors, Inc., a registered broker-dealer and an affiliate of Invesco, to provide the Fund with the services currently provided by ALPS pursuant to the Distribution Services Agreement. Invesco expects to have a contract in place with Invesco Distributors, Inc. which will be effective as of the Termination Date.

The foregoing description is a summary, does not purport to be a complete description of the Distribution Services Agreement, and is qualified in its entirety by reference to the Distribution Services Agreement, a copy of which was filed as Exhibit 10.2 to the Form 8-K filed by the Fund on February 25, 2015 and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Invesco’s expectations of having a contract in place by the Termination Date. There can be no assurance that Invesco will enter into a new agreement with Invesco Distributors Inc. or that the terms of such new agreement will be similar to the Distribution Services Agreement. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are based on Invesco’s current expectations and are subject to significant risks and uncertainties and actual results may differ materially from the results anticipated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Commodity Index Tracking Fund

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Chief Executive Officer

Date: April 22, 2016

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